Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES
Income tax expense (benefit) was as follows:

	At December 31,
	2013	2012
	(Dollars in thousands)
Current expense (benefit):
Federal	$610	$1,355
State	134	172
	744	1,527
Deferred expense (benefit):
Federal	534	(31)
State	26	63
	560	32
Change in valuation allowance related to realization of net state deferred tax asset	(77)	(63)
Total	$1,227	$1,496

The net deferred tax assets at December 31, 2013 and 2012 are as follows:

	At December 31,
	2013	2012
	(Dollars in thousands)
Deferred tax assets:
Deferred officer compensation	$834	$834
Bad debt expense	1,478	1,662
Indiana net operating loss carryforwards	66	—
Tax credit carryforwards	35	—
Write downs of other real estate owned	259	144
Capital loss carryforwards	52	90
Nonaccrual loan interest	355	345
Market value adjustment on acquired assets and liabilities	31	54
Net unrealized losses on interest rate swaps	402	674
Net unrealized losses on securities available-for-sale	545	—
Other	92	100
	4,149	3,903
Deferred tax liabilities:
Mortgage servicing rights	(140)	(133)
Accretion	(8)	(4)
FHLB stock dividends	(123)	(137)
Deferred loan fees	(105)	(83)
Prepaid expenses	(524)	(116)
Depreciation	(368)	(348)
Net unrealized gains on securities available-for-sale	—	(1,892)
Amortization of other intangible assets	(104)	(140)
Real estate investment trust dividends	(122)	—
	(1,494)	(2,853)
Valuation allowance	(279)	(356)
	$2,376	$694

The valuation allowance has been established against the portion of the Company’s net state tax deferred tax asset that management feels is not realizable as of December 31, 2013 and 2012. The Company has an Indiana net operating loss carryforward of approximately $1.5 million at December 31, 2013 which will expire in 2028, if not used. The Company also has Indiana enterprise zone credit carryforwards of approximately $53,000 at December 31, 2013 which will expire in 2015 through 2017, if not used. The Company also has a state capital loss carryforward of $1.9 million and $2.0 million, respectively, at December 31, 2013 and 2012 which will expire in 2014.
Total income tax expense differed from the amounts computed by applying the U.S. Federal income tax rate of 34% to income before income taxes as a result of the following:

	At December 31,
	2013	2012
	(Dollars in thousands)
Expected income tax expense at:
Federal tax rate	$1,782	$1,966
State tax expense, net of federal benefit	55	114
Increase (decrease) resulting from:
Effect of tax exempt income (net)	(652)	(626)
Other, net	42	42
Total income tax expense	$1,227	$1,496
Effective tax rate	23.4%	25.9%

Unrecognized Tax Benefits:
The Company has no unrecognized tax positions at December 31, 2013 or 2012 not already addressed by the deferred tax asset valuation allowance. The Company does not expect a significant increase or decrease in unrecognized tax benefits over the next twelve months.
Federal income tax laws provided savings banks with additional bad debt deductions through 1995 which total $2.7 million for the Company. Accounting standards do not require a deferred tax liability to be recorded on this amount, which liability would otherwise total $904,000 at December 31, 2013 and 2012. If the Company were liquidated or otherwise ceases to be a bank or if tax laws change, the $904,000 would be recorded as expense.